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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-11 of our report dated July 18, 2003 relating to the financial statements of Gladstone Commercial Corporation, which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts".


/s/ PricewaterhouseCoopers LLP

New York, NY
July 21, 2003